UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2005

Date of reporting period: 03/31/2005

Item 1. Report to Stockholders.

May 2005

Report to Fellow Shareholders:

For the first three months of calendar year 2005, Nicholas Fund was down 0.61% versus a 2.15% decline in the Standard & Poor's 500 Index. For the fiscal year ended March 31, 2005, the Fund was up 7.81% compared to 6.69% for our benchmark, the S&P 500. It is pleasing to report we also are ahead of our benchmark in the three- and five-year periods. Our goal is to improve our relative performance going forward.

Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2005.
		Average Annual Total Return
	3 Month	1 Year	3 Year	5 Year	10 Year	15 Year	Life*
Nicholas Fund, Inc.	(0.61)%	7.81%	4.24%	(1.22)%	8.71%	9.71%	11.65%
Standard & Poor's 500 Index	(2.15)%	6.69%	2.74%	(3.16)%	10.79%	10.99%	10.95%
Consumer Price Index	1.05%	3.15%	2.65%	2.47%	2.48%	2.75%	4.76%
Ending value of $10,000 invested in Nicholas Fund, Inc. (Distributions Reinvested)	$9,939	$10,781	$11,325	$9,405	$23,043	$40,160	$511,476

Past performance is no guarantee of future results. Assumes reinvestment of all dividends and distributions. Investment returns and principal value will fluctuate, so that you may have a gain or a loss when you sell your shares. Performance data current to the most recent month-end, which may be higher or lower than that cited, is available at www.nicholasfunds.com/returns.html.

At March 31, 2005, the Fund was fully invested with 3.27% in cash. The diversified portfolio consisted of 50 equities. The Fund's top 10 holdings were Berkshire Hathaway  Class - A, Affiliated Managers Group, Marshall & Ilsley, Renal Care Group, and Constellation Brands Class - A followed by CVS, Kinder Morgan Management, DaVita, Health Management Associates and Universal Health Services - Class B. In terms of sectors represented, Nicholas Fund had approximately 29% in health care, 27% in financials, 12% in consumer discretionary, 11% in consumer staples, 9% in energy and 5% in industrials. During fiscal 2005, the Fund increased its relative percentage holdings in the energy and health care sectors. In turn, the Fund decreased its relative percentage holdings in the consumer discretionary sector, specifically in the hotels, restaurants and leisure and media industries and pared back on its holdings in the commercial services and supplies industry.

The Fund's fiscal 2005 performance was helped by its exposure to the consumer staples and health care sectors. The Fund's performance was negatively impacted by its holdings in the consumer discretionary and materials sectors. As noted above the Fund decreased its holdings in the hotels, restaurants and leisure industry, which is included in the consumer discretionary sector. The Fund's stock selection, specifically in the consumer staples sector, helped the Fund to outperform the S&P 500 Index.

It appears the economy is starting to decelerate due to high oil prices and Federal Reserve Board credit tightening. The federal funds rate now stands at 3.00% versus 1.00% a year ago. This mid-cycle business slowdown could portend less upward pressure on interest rates and inflation. Even now, interest rates are low by historical standards. Most first quarter corporate profits being reported at this time continue to be strong. We do not foresee a recession in the near- to intermediate-term.

Year-to-date stock market performance has been less than rewarding. We feel it is time for the sound practice of security analysis. If we choose stocks wisely according to our long-held investment philosophy, solid results could happen in the upcoming years. Quality stock selection and patience are required in this investment climate.

The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the first fiscal year. The Adviser believes that the S&P 500 Index tracks the performance of stocks that are representative of those stocks normally held by the Fund and therefore provides a meaningful comparison for Fund investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS FUND, INC. AND S&P 500 INDEX

	Nicholas Fund, Inc.	% Total Return	S&P 500 Index	% Total Return
03/31/95	10,000.00		10,000.00
03/31/96	13,238.00	32.38%	13,211.00	32.11%
03/31/97	15,181.34	14.68%	15,830.29	19.83%
03/31/98	22,920.78	50.98%	23,428.83	48.00%
03/31/99	22,950.58	0.13%	27,753.71	18.46%
03/31/00	24,499.75	6.75%	32,733.54	17.94%
03/31/01	20,398.49	(16.74)%	25,638.54	(21.68)%
03/31/02	20,347.49	(0.25)%	25,700.07	0.24%
03/31/03	15,342.01	(24.60)%	19,339.31	(24.75)%
03/31/04	21,372.95	39.31%	26,127.40	35.10%
03/31/05	23,042.18	7.81%	27,874.02	6.69%

The Fund's average annual tota'l returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended March 31, 2005	Five Years Ended March 31, 2005	Ten Years Ended March 31, 2005

Average Annual Total Return	7.81%	(1.22)%	8.71%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Thank you for your continued support.

Sincerely,

Albert O. Nicholas	David O. Nicholas
Co-Portfolio Manager	Co-Portfolio Manager

* The life of the Fund is 35.7 years from the date of its initial public offering, July 14, 1969. Starting time period for the Standard & Poor's 500 Index and the Consumer Price Index was June 30, 1969.

Financial Highlights

For a share outstanding throughout each period

-----------------------------------------------------------------------------------------------------------------------

                                                            Year Ended March 31,

                               ----------------------------------------------------------------------------------------

                                2005      2004     2003     2002     2001     2000     1999     1998     1997     1996

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE,

 BEGINNING OF PERIOD ........  $56.14    $40.37   $53.74   $54.11   $84.56   $85.20   $93.98   $67.11   $63.81   $52.22

   INCOME (LOSS) FROM

    INVESTMENT OPERATIONS

   Net investment income ....     .10       .09      .18      .12      .20      .39      .51      .36      .40      .57

   Net gain (loss) on

    securities (realized and

    unrealized) .............    4.29     15.77   (13.39)    (.26)  (11.21)    5.22     (.43)   32.67     8.64    15.68

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

      Total from investment

       operations ...........    4.39     15.86   (13.21)    (.14)  (11.01)    5.61      .08    33.03     9.04    16.25

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

   LESS DISTRIBUTIONS

   From net investment

    income ..................    (.07)     (.09)    (.16)    (.23)    (.19)    (.31)    (.59)    (.36)    (.42)    (.57)

   From net capital gain ....    (.41)       --       --       --   (19.25)   (5.94)   (8.27)   (5.80)   (5.32)   (4.09)

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

      Total distributions ...    (.48)     (.09)    (.16)    (.23)  (19.44)   (6.25)   (8.86)   (6.16)   (5.74)   (4.66)

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE, END

 OF PERIOD ..................  $60.05    $56.14   $40.37   $53.74   $54.11   $84.56   $85.20   $93.98   $67.11   $63.81

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

                               ------    ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN ................   7.81%   39.31%  (24.60)%   (.25)% (16.74)%    6.75%     .13%   50.98%   14.68%   32.88%

SUPPLEMENTAL DATA:

Net assets, end

 of period (millions)........$2,434.5  $2,470.8 $1,985.2 $2,995.3 $3,475.0 $4,900.9 $5,619.4 $5,907.2 $3,989.5 $3,655.3

Ratio of expenses to

 average net assets .........    .75%      .73%     .75%     .73%     .72%     .73%     .71%     .71%     .72%     .74%

Ratio of net investment

 income to average

 net assets .................    .17%      .17%     .38%     .22%     .30%     .46%     .58%     .44%     .61%     .87%

Portfolio turnover rate .....  20.94%    18.18%   33.36%   39.48%   40.64%   39.72%   25.04%   17.01%   15.18%   25.70%

               The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------------------------------------

Top Ten Portfolio Holdings

March 31, 2005 (unaudited)

-------------------------------------------------------------------------------

                                                                  Percentage

        Name                                                    of Net Assets

        ----                                                    -------------

        Berkshire Hathaway Inc. - Class A .........................     5.61%

        Affliated Managers Group, Inc. ............................     3.91%

        Marshall & Ilsley Corporation .............................     3.52%

        Renal Care Group, Inc. ....................................     2.96%

        Constellation Brands, Inc. - Class A ......................     2.82%

        CVS Corporation ...........................................     2.73%

        Kinder Morgan Management, LLC .............................     2.72%

        DaVita, Inc. ..............................................     2.72%

        Health Management Associates, Inc. ........................     2.70%

        Universal Health Services, Inc. - Class B .................     2.67%

                                                                       ------

        Total of top ten ..........................................    32.36%

                                                                       ------

                                                                       ------

-------------------------------------------------------------------------------

Sector Diversification (As a Percentage of Portfolio)

March 31, 2005 (unaudited)

-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS

        Health Care ...............................................    29.37%

        Financials ................................................    26.77%

        Consumer Discretionary ....................................    12.23%

        Consumer Staples ..........................................    10.65%

        Energy ....................................................     9.40%

        Industrials ...............................................     5.45%

        Short-Term Investments ....................................     3.22%

        Information Technology ....................................     1.53%

        Materials .................................................     1.38%

-------------------------------------------------------------------------------

Fund Expenses

For the six month period ended March 31, 2005 (unaudited)

-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses

                       Account          Account            Paid During

                        Value            Value               Period*

                       09/30/04         03/31/05       09/30/04 - 03/31/05

        ------------------------------------------------------------------

        Actual        $1,000.00        $1,088.80              $3.96

        Hypothetical   1,000.00         1,042.40               3.87

         (5% return before expenses)

        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.76%, multiplied by the average account value over the period,

         multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments

March 31, 2005

-------------------------------------------------------------------------------

 Shares or

 Principal

  Amount                                                           Value

-----------                                                   --------------

COMMON STOCKS - 96.73%

              Consumer Discretionary-

               Durables & Apparel - 1.71%

     80,000   Black & Decker Corporation (The)                $    6,319,200

     45,000   NVR, Inc. *                                         35,325,000

                                                              --------------

                                                                  41,644,200

              Consumer Discretionary-Hotels,                  --------------

               Restaurants & Leisure - 1.45%

    680,000   Yum! Brands, Inc.                                   35,230,800

                                                              --------------

              Consumer Discretionary-Media - 1.73%

  2,925,484   DIRECTV Group, Inc. (The) *                         42,185,479

                                                              --------------

              Consumer Discretionary-Retail - 7.33%

    300,000   Autozone, Inc. *                                    25,710,000

  1,250,000   Home Depot, Inc. (The)                              47,800,000

  1,150,000   O'Reilly Automotive, Inc. *                         56,959,500

  1,950,000   TJX Companies, Inc. (The)                           48,028,500

                                                              --------------

                                                                 178,498,000

              Consumer Staples-Food,                          --------------

               Beverage & Tobacco - 3.68%

    850,000   Archer-Daniels-Midland Company                      20,893,000

  1,300,000   Constellation Brands, Inc. - Class A *              68,731,000

                                                              --------------

                                                                  89,624,000

              Consumer Staples-                               --------------

               Food & Staple Retail - 4.89%

  1,265,000   CVS Corporation                                     66,564,300

  1,180,000   Walgreen Co.                                        52,415,600

                                                              --------------

                                                                 118,979,900

              Consumer Staples-Household &                    --------------

               Personal Products - 2.07%

  1,054,100   Alberto-Culver Company                              50,449,226

                                                              --------------

              Energy - 9.39%

    330,000   Apache Corporation                                  20,205,900

    950,000   ChevronTexaco Corporation                           55,394,500

  2,600,000   El Paso Corporation                                 27,508,000

    580,000   EnCana Corporation                                  40,843,600

    700,000   Kayne Anderson MLP Investment Company               18,354,000

  1,634,068   Kinder Morgan Management, LLC *                     66,326,812

                                                              --------------

                                                                 228,632,812

                                                              --------------

              Financials-Banks - 5.88%

    905,000   Bank Mutual Corporation                             10,697,100

  1,083,218   Fifth Third Bancorp                                 46,556,710

  2,054,126   Marshall & Ilsley Corporation                       85,759,760

                                                              --------------

                                                                 143,013,570

                                                              --------------

              Financials-Diversified - 6.02%

  1,536,000   Affiliated Managers Group, Inc. *                   95,278,080

  1,000,000   American Express Company                            51,370,000

                                                              --------------

                                                                 146,648,080

                                                              --------------

              Financials-Insurance - 14.86%

      1,569   Berkshire Hathaway Inc. - Class A *                136,503,000

  1,077,700   Mercury General Corporation                         59,553,702

  1,449,900   Protective Life Corporation                         56,981,070

  1,005,250   W.R. Berkley Corporation                            49,860,400

    470,000   WellPoint, Inc. *                                   58,914,500

                                                              --------------

                                                                 361,812,672

                                                              --------------

              Health Care-Equipment - 7.59%

  1,650,000   Boston Scientific Corporation *                     48,328,500

    550,000   DENTSPLY International Inc.                         29,925,500

  1,035,344   Fisher Scientific International Inc. *              58,931,781

    936,196   Medtronic, Inc.                                     47,699,186

                                                              --------------

                                                                 184,884,967

              Health Care-Pharmaceuticals &                   --------------

               Biotechnology - 8.29%

    547,200   Abbott Laboratories                                 25,510,464

    950,000   Bristol-Myers Squibb Company                        24,187,000

    425,000   Eli Lilly and Company                               22,142,500

  1,900,000   Pfizer Inc.                                         49,913,000

  1,850,000   Schering-Plough Corporation                         33,577,500

  1,100,000   Wyeth                                               46,398,000

                                                              --------------

                                                                 201,728,464

                                                              --------------

              Health Care-Services - 13.48%

  1,061,087   Cardinal Health, Inc.                               59,208,654

  1,580,000   DaVita, Inc. *                                      66,123,000

  2,512,037   Health Management Associates, Inc.                  65,765,129

  1,900,000   Renal Care Group, Inc. *                            72,086,000

  1,240,000   Universal Health Services, Inc. - Class B           64,976,000

                                                              --------------

                                                                 328,158,783

                                                              --------------

              Industrials-Capital Goods - 3.37%

    330,000   General Dynamics Corporation                        35,326,500

  1,200,000   Pentair, Inc.                                       46,800,000

                                                              --------------

                                                                  82,126,500

              Industrials-Commercial                          --------------

               Services & Supplies - 2.08%

  2,350,000   Cendant Corporation                                 48,269,000

    107,500   PHH Corporation *                                    2,351,025

                                                              --------------

                                                                  50,620,025

                                                              --------------

              Information Technology-

               Software & Services - 1.53%

    700,000   Affiliated Computer Services, Inc. *                37,268,000

                                                              --------------

              Materials - 1.38%

  1,200,000   Lyondell Chemical Company                           33,504,000

                                                              --------------

                   TOTAL COMMON STOCKS

                    (cost $1,322,135,190)                      2,355,009,478

                                                              --------------

SHORT-TERM INVESTMENTS - 3.22%

              Commercial Paper - 3.10%

 $3,000,000   CVS Corporation

               04/04/05, 2.73%                                     2,999,318

  3,500,000   Mortgage Interest Networking Trust

               04/04/05, 2.66%                                     3,499,224

  3,000,000   Walt Disney Company

               04/06/05, 2.68%                                     2,998,883

  1,000,000   Fiserv, Inc.

               04/07/05, 2.80%                                       999,533

  5,000,000   Kraft Foods Inc.

               04/08/05, 2.63%                                     4,997,443

  5,000,000   SBC Communications Inc.

               04/11/05, 2.66%                                     4,996,305

  4,500,000   Walt Disney Company

               04/11/05, 2.70%                                     4,496,625

  3,500,000   Fiserv, Inc.

               04/12/05, 2.80%                                     3,497,006

  3,000,000   SBC Communications Inc.

               04/13/05, 2.69%                                     2,997,310

  2,500,000   Fiserv, Inc.

               04/15/05, 2.90%                                     2,497,181

  1,000,000   Prudential Financial, Inc.

               04/15/05, 2.65%                                       998,969

  1,000,000   Fiserv, Inc.

               04/18/05, 2.90%                                       998,631

  3,000,000   John Deere Capital Corporation

               04/19/05, 2.72%                                     2,995,920

  4,000,000   Fiserv, Inc.

               04/20/05, 2.90%                                     3,993,878

  5,500,000   Fiserv, Inc.

               04/21/05, 2.95%                                     5,490,986

  2,000,000   John Deere Capital Corporation

               04/21/05, 2.77%                                     1,996,922

  4,500,000   General Electric Capital Corporation

               04/25/05, 2.69%                                     4,491,930

  2,000,000   SBC Communications Inc.

               04/26/05, 2.75%                                     1,996,181

  4,000,000   Prudential Financial, Inc.

               04/28/05, 2.82%                                     3,991,540

  3,500,000   U.S. Bancorp

               04/29/05, 2.76%                                     3,492,487

  2,000,000   John Deere Capital Corporation

               05/02/05, 2.83%                                     1,995,126

  3,000,000   Prudential Financial, Inc.

               05/04/05, 2.80%                                     2,992,300

  3,000,000   Kraft Foods Inc.

               05/09/05, 2.86%                                     2,990,943

  3,000,000   General Electric Capital Corporation

               05/31/05, 2.90%                                     2,985,500

                                                              --------------

                                                                  75,390,141

                                                              --------------

              Variable Rate Demand Note - 0.12%

  2,883,963   U.S. Bank N.A.                                       2,883,963

                                                              --------------

             TOTAL SHORT-TERM

              INVESTMENTS

              (cost $78,274,104)                                  78,274,104

                                                              --------------

             TOTAL INVESTMENTS

              (cost $1,400,409,294) - 99.95%                   2,433,283,582

                                                              --------------

             OTHER ASSETS,

              NET OF LIABILITIES - 0.05%                           1,213,034

                                                              --------------

             TOTAL NET ASSETS

              (basis of percentages

               disclosed above) - 100%                        $2,434,496,616

                                                              --------------

                                                              --------------

  * Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

March 31, 2005

-------------------------------------------------------------------------------

ASSETS

    Investments in securities at value (cost $1,400,409,294)... $2,433,283,582

                                                                --------------

    Receivables -

         Investment securities sold ...........................      3,733,857

         Dividend and interest ................................      1,089,237

         Capital stock subscription ...........................          2,664

                                                                --------------

              Total receivables ...............................      4,825,758

                                                                --------------

    Other .....................................................         20,289

                                                                --------------

              Total assets ....................................  2,438,129,629

                                                                --------------

LIABILITIES

    Payables -

         Investment securities purchased ......................      1,956,995

         Due to adviser -

              Management fee ..................................      1,364,829

              Accounting and administrative fee ...............         96,769

         Other payables and accrued expense ...................        214,420

                                                                --------------

              Total liabilities ...............................      3,633,013

                                                                --------------

              Total net assets ................................ $2,434,496,616

                                                                --------------

                                                                --------------

NET ASSETS CONSIST OF

    Paid in capital ........................................... $1,334,715,944

    Net unrealized appreciation on investments ................  1,032,874,288

    Accumulated undistributed

     net realized gain on investments .........................     65,085,640

    Accumulated undistributed net investment income ...........      1,820,744

                                                                --------------

              Total net assets ................................ $2,434,496,616

                                                                --------------

                                                                --------------

NET ASSET VALUE PER SHARE ($.50 par value,

 200,000,000 shares authorized), offering price

 and redemption price (40,542,172 shares outstanding) .........         $60.05

                                                                        ------

                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the year ended March 31, 2005

------------------------------------------------------------------------------

INCOME

    Dividend ..................................................   $ 20,361,724

    Interest ..................................................      1,791,454

                                                                  ------------

                                                                    22,153,178

                                                                  ------------

EXPENSES

    Management fee ............................................     15,769,756

    Transfer agent fees .......................................      1,181,601

    Accounting and administrative fees ........................        471,061

    Postage and mailing .......................................        256,511

    Custodian fees ............................................        120,521

    Insurance .................................................         76,438

    Printing ..................................................         70,578

    Registration fees .........................................         38,364

    Audit and tax fees ........................................         24,000

    Legal fees ................................................         22,091

    Directors' fees ...........................................         10,000

    Accounting system and pricing service fees ................          9,150

    Other operating expenses ..................................         14,804

                                                                  ------------

         Total expenses .......................................     18,064,875

                                                                  ------------

         Net investment income ................................      4,088,303

                                                                  ------------

NET REALIZED GAIN ON INVESTMENTS ..............................    100,999,105

                                                                  ------------

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS ..........     76,827,728

                                                                  ------------

    Net realized and unrealized gain on investments ...........    177,826,833

                                                                  ------------

    Net increase in net assets resulting from operations ......   $181,915,136

                                                                  ------------

                                                                  ------------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended March 31, 2005 and 2004

-------------------------------------------------------------------------------

                                                  2005                2004

                                            --------------      --------------

INCREASE IN NET ASSETS

 FROM OPERATIONS

    Net investment income ..................$    4,088,303      $    3,899,628

    Net realized gain on investments .......   100,999,105          84,786,641

    Change in net unrealized

     appreciation on investments ...........    76,827,728         657,684,626

                                            --------------      --------------

         Net increase in net assets

          resulting from operations ........   181,915,136         746,370,895

                                            --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS

    From net investment income .............    (2,841,616)         (4,170,476)

    From net realized gain on investments ..   (16,887,430)                 --

                                            --------------      --------------

                                               (19,729,046)         (4,170,476)

                                            --------------      --------------

CAPITAL SHARE TRANSACTIONS

    Proceeds from shares issued

     (629,422 and 1,105,325

     shares, respectively) .................    36,372,519          54,832,132

    Reinvestment of distributions

     (298,900 and 73,406

     shares, respectively) .................    17,995,057           3,784,110

    Cost of shares redeemed

     (4,400,459 and 6,340,844

     shares, respectively) .................  (252,836,338)       (315,244,116)

                                            --------------      --------------

          Decrease in net assets derived

           from capital share

           transactions ....................  (198,468,762)       (256,627,874)

                                            --------------      --------------

          Total increase (decrease) in

           net assets ......................   (36,282,672)        485,572,545

                                            --------------      --------------

NET ASSETS

    Beginning of period .................... 2,470,779,288       1,985,206,743

                                            --------------      --------------

    End of period (including undistributed

     net investment income of $1,820,744

     and $574,057, respectively) ...........$2,434,496,616      $2,470,779,288

                                            --------------      --------------

                                            --------------      --------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

March 31, 2005

------------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --

    Nicholas Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.  The primary objective of the Fund is long-term growth.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.

         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the

         Board of Directors.  Variable rate demand notes are valued at cost,

         which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.

         Investment transactions are recorded no later than the first business day after the trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any,

         are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Generally, discounts and premiums on long-term securities purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

    (e)  Distributions from net investment income are generally declared and paid semiannually.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At

         March 31, 2005, no reclassifications were recorded.

         The tax character of distributions paid during the years ended March

         31 were as follows:

                                            03/31/2005        03/31/2004

                                           ------------      ------------

              Distributions paid from:

              Ordinary income ............ $ 2,841,616        $4,170,476

              Long-term capital gain .....  16,887,430                --

                                           -----------        ----------

              Total distributions paid ... $19,729,046        $4,170,476

                                           -----------        ----------

                                           -----------        ----------

         As of March 31, 2005, investment cost for federal tax purposes was

         $1,401,982,073 and the tax basis components of net assets were as follows:

              Unrealized appreciation ...................... $1,063,093,701

              Unrealized depreciation ......................    (31,792,193)

                                                             --------------

              Net unrealized appreciation ..................  1,031,301,508

                                                             --------------

              Undistributed ordinary income ................      9,303,202

              Accumulated undistributed net realized

               capital gain ................................     59,175,962

              Paid in capital ..............................  1,334,715,944

                                                             --------------

              Net assets ................................... $2,434,496,616

                                                             --------------

                                                             --------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

         As of March 31, 2005, the Fund has no capital loss carryforward.

         For the year ended March 31, 2005, the Fund realized no post-October losses for tax purposes.

         As of March 31, 2005, the Fund had a tax deferral of wash loss sales of approximately $1,573,000.

    (f)  The preparation of financial statements in conformity with U.S.

         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--

    (a)  Investment Adviser and Management Agreement --

         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the

         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million and .65% of the average net asset value in excess of $50 million of the average net asset value of the Fund.

         Also, the Adviser may be paid for accounting and administrative services rendered by its personnel.  The Fund incurred expenses of

         $471,061 for accounting and administrative services during the year ended March 31, 2005.

    (b)  Independent Counsel --

         A director of the Adviser is affiliated with the law firm that provides services to the Fund.  The Fund incurred expenses of $18,204 for the year ended March 31, 2005 for legal services rendered by the law firm.

(3) Investment Transactions --

    For the year ended March 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations,

    aggregated $486,405,368 and $646,813,082, respectively.

(4) Transactions with Affiliates -

    As of March 31, 2004, Affiliated Managers Group, Inc. was the only

    "affiliated company" as defined by the Investment Company Act of 1940.

    There were no purchases or sales of the security during the period ended

    March 31, 2005.  The security was non-dividend producing.  As of March 31,

    2005, the Fund is no longer affiliated with this company due to an increase in outstanding shares of the company.

------------------------------------------------------------------------------

Tax Information

March 31, 2005 (unaudited)

------------------------------------------------------------------------------

For the year ended March 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%.  The Fund intends to designate up to a maximum amount of $2,841,616 as taxed at this rate.

For the year ended March 31, 2005, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund hereby designates approximately $16,887,430 as a capital gain dividend for the purposes of the dividends paid deduction.

Report of Independent Registered Public Accounting Firm

-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of

Nicholas Fund, Inc. (the "Fund"), including the schedule of investments, as of

March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the seven years in the period ended March 31, 2002 were audited by other auditors whose report dated April

19, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company

Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Nicholas Fund, Inc., as of March 31, 2005, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                         ERNST & YOUNG LLP

Chicago, Illinois,

May 6, 2005

Historical Record

(unaudited)

--------------------------------------------------------------------------------------------------

                                     Net Investment                     Dollar        Growth of

                            Net          Income      Capital Gain      Weighted      an Initial

                        Asset Value   Distributions  Distributions  Price/Earnings     $10,000

                         Per Share      Per Share      Per Share       Ratio **     Investment ***

                        -----------  --------------  -------------  --------------  --------------

July, 14 1969 * ........  $ 6.59        $  --          $   --             --           $ 10,000

March 31, 1985 .........   29.24         0.6420          1.5760          13.2 times      69,858

March 31, 1986 .........   35.26         0.5750          0.6100          15.8            87,699

March 31, 1987 .........   39.94         0.8820          0.1870          16.3           102,387

March 31, 1988 .........   32.15         1.8400          4.0340          14.1            98,557

March 31, 1989 .........   35.27         1.0250          0.4510          13.2           113,155

March 31, 1990 .........   37.72         0.9240          1.0540          14.9           127,360

March 31, 1991 .........   42.99         0.7900          0.2250          16.9           149,180

March 31, 1992 .........   49.68         0.6790          0.8240          19.4           178,011

March 31, 1993 .........   52.91         0.6790          2.0420          18.5           200,098

March 31, 1994 .........   51.10         0.8175          1.0470          16.7           200,182

March 31, 1995 .........   52.22         0.7070          3.3170          17.2           221,970

March 31, 1996 .........   63.81         0.5650          4.0945          21.0           293,836

March 31, 1997 .........   67.11         0.4179          5.3166          21.7           336,973

March 31, 1998 .........   93.98         0.3616          5.8002          30.0           508,762

March 31, 1999 .........   85.20         0.5880          8.2716          31.7           509,446

March 31, 2000 .........   84.56         0.3114          5.9433          37.3           543,813

March 31, 2001 .........   54.11         0.1900         19.2500          26.6           452,780

March 31, 2002 .........   53.74         0.2360            --            23.8           451,627

March 31, 2003 .........   40.37         0.1585            --            16.4           340,547

March 31, 2004 .........   56.14         0.0905            --            19.4           474,406

March 31, 2005 .........   60.05         0.0678 (a)      0.4100 (b)      19.4           511,476

  * Date of Initial Public Offering.

 ** Based on latest 12 months accomplished earnings.

*** Assuming reinvestment of all distributions.

(a) Paid $0.0225 on June 9, 2004 to shareholders of record on June 8, 2004.

    Paid $0.0453 on December 29, 2004 to shareholders of record on December 28, 2004.

(b) Paid $0.4100 on December 29, 2004 to shareholders of record on December 28, 2004.

Range in quarter end price/earnings ratios since December 31, 1974

               High                     Low

       --------------------      -------------------

       March 31, 2000  37.3      March 31, 1982  8.3

Information on Proxy Voting

(unaudited)

-------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-227-5987 (toll-free) or 414-272-6133.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the period from July 1, 2003 to June 30, 2004 is also available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

------------------------------------------------------------------------------

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the

operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

-----------------------------------------------------------------------------------------------------------------------

    The following table sets forth the pertinent information about the Fund's directors and officers as of March 31,

2005.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,

WI 53202.

                                                                                             Number of

                                                  Term of                                  Portfolios in      Other

                                                 Office and                                Fund Complex   Directorships

                                Positions Held   Length of      Principal Occupations        Overseen         Held

   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director

-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Albert O. Nicholas, 74 (1), (3)  President,     (2), 36 years  Chief Executive Officer and        3            None

                                 Co-Portfolio                  Chairman of the Board, Nicholas

                                 Manager and                   Company, Inc., the Adviser

                                 Director                      to the Fund.  He has been

                                                               Co-Portfolio Manager of Nicholas

                                                               Fund, Inc.; and Nicholas Equity

                                                               Income Fund, Inc. since

                                                               July 2001.  He formerly was the

                                                               sole Portfolio Manager of these

                                                               funds, since the time the Adviser

                                                               managed them.

DISINTERESTED DIRECTORS

Robert H. Bock, 73               Director       (2), 27 years  Private Investor,                  5            None

                                                               Dean Emeritus of Business

                                                               Strategy and Ethics, University of

                                                               Wisconsin School of Business,

                                                               1997 to present.

Jay H. Robertson, 53             Director       (2), 2 years   Private Investor, April 2000       7            None

                                                               to present.  Chairman of the

                                                               Board of Robertson-Ryan and

                                                               Associates, Inc., an insurance

                                                               brokerage firm from 1993 to

                                                               March 2000.

OFFICERS

David L. Johnson, 63 (3)         Executive       Annual,       Executive Vice President,

                                 Vice President  25 years      Nicholas Company, Inc., the

                                                               Adviser to the Fund.

Thomas J. Saeger, 60             Executive       Annual,       Executive Vice President and

                                 Vice President  33 years      Assistant Secretary, Nicholas

                                 and Secretary                 Company, Inc., the Adviser to

                                                               the Fund.

Jeffrey T. May, 48               Senior Vice     Annual,       Senior Vice President, Treasurer

                                 President,      12 years      and Chief Compliance Officer, Nicholas

                                 Treasurer and                 Company, Inc., the Adviser to the

                                 Chief Compliance              Fund.  He is Portfolio Manager

                                 Officer                       of Nicholas Money Market Fund, Inc.

David O. Nicholas, 43 (3)        Senior Vice     Annual,       President, Chief Investment

                                 President and   16 years      Officer and Director, Nicholas

                                 Co-Portfolio                  Company, Inc., the Adviser to the

                                 Manager                       Fund. He has been Portfolio

                                                               Manager for Nicholas II, Inc.

                                                               and Nicholas Limited Edition, Inc.

                                                               and has been Co-Portfolio Manager

                                                               of Nicholas Fund, Inc.; and also

                                                               Nicholas High Income Fund, Inc. and

                                                               Nicholas Equity Income Fund, Inc.

                                                               since April 2001 and July 2001,

                                                               respectively.

Lynn S. Nicholas, 48 (3)         Senior Vice     Annual,       Senior Vice President, Nicholas

                                 President       19 years      Company, Inc. the Adviser to the

                                                               Fund.

Mark J. Giese, 34                Vice President  Annual,       Vice President, Nicholas Company,

                                                 8 years       Inc., the Adviser to the Fund. He has

                                                               been the Portfolio Manager of Nicholas

                                                               Liberty Fund since December 2001.

Candace L. Lesak, 47             Vice President  Annual,       Employee, Nicholas Company, Inc.,

                                                 19 years      the Adviser to the Fund.

____________________

(1)     Albert O. Nicholas is the only director of the Fund who is an "interested person" of the Fund,

        as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of

        the Adviser and owns 97% of the outstanding voting securities of the Adviser.

(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.

        Nicholas.  David L. Johnson is a brother-in-law of Albert O. Nicholas.

    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)

or 414-272-6133.

Nicholas Fund, Inc. Privacy Policy

(unaudited)

-------------------------------------------------------------------------------

      Nicholas Fund, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with

us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,

                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to,

our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the

Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical,

electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

AUTOMATIC INVESTMENT PLAN - AN UPDATE

(unaudited)

-------------------------------------------------------------------------------

The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period.  A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high.  The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve.  Please note that past performance is no guarantee of future results.  Nicholas Company recommends dollar cost averaging as a practical investment method.  It should be consistently applied for long periods so that investments are made through several market cycles.  The table will be updated and appear in future financial reports issued by the Fund.

                                                              Nicholas Fund

                                                           -------------------

      $1,000 initial investment on .......................  07/14/69* 03/31/95

      Number of years investing $100 each month following

       the date of initial investment ....................      35.7        10

      Total cash invested ................................   $43,900   $13,000

      Total dividends and capital gains distributions

       reinvested ........................................  $581,774   $ 5,458

      Total full shares owned at 03/31/05 ................    12,870       290

      Total market value at 03/31/05 .....................  $772,847   $17,447

The results above assume purchase on the last day of the month.  The Nicholas

Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).  Total market value includes reinvestment of all distributions.

* Date of Initial Public Offering.

Nicholas Funds Services Offered

(unaudited)

-------------------------------------------------------------------------------

*     IRAs

      * Traditional      * SIMPLE

      * Roth             * SEP

*     Coverdell Education Accounts

*     Self-employed Master Retirement Plan

      * Profit Sharing   * Money Purchase

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds

(1-800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

           THOMAS J. SAEGER, Executive Vice President and Secretary

                   DAVID O. NICHOLAS, Senior Vice President

                    LYNN S. NICHOLAS, Senior Vice President

 JEFFREY T. MAY, Senior Vice President, Treasurer and Chief Compliance Officer

                         MARK J. GIESE, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser

                            NICHOLAS COMPANY, INC.

                             Milwaukee, Wisconsin

                         414-276-0535 or 800-544-6547

                                Transfer Agent

                        U.S. BANCORP FUND SERVICES, LLC

                             Milwaukee, Wisconsin

                         414-276-0535 or 800-544-6547

                                   Custodian

                                U.S. BANK N.A.

                               Cincinnati, Ohio

                 Independent Registered Public Accounting Firm

                               ERNST & YOUNG LLP

                               Chicago, Illinois

                                    Counsel

                         MICHAEL BEST & FRIEDRICH LLP

                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                 ANNUAL REPORT

                              NICHOLAS FUND, INC.

700 North Water Street

Milwaukee, Wisconsin 53202

www.nicholasfunds.com

March 31, 2005

Item 2. Code of Ethics.

CODE OF ETHICS FOR
PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL
OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family
of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's
Principal Executive Officer and Principal Financial Officer (the "Covered
Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the
  Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

  * compliance with applicable laws and governmental rules and regulations;
* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  * accountability for adherence to the Code.

    Each Covered Officer should adhere to a
high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual
and Apparent Conflicts of Interest

    Overview. A "conflict of interest"
occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of
the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940
("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment
Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an
opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this
Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the
Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors
("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by
the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships
  improperly to influence investment decisions or financial reporting by the
  Company whereby the Covered Officer would benefit personally to the detriment of the Company;
* not cause the Company to take action, or fail to take
  action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

  * not use material non-public knowledge of portfolio
  transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;
* report, at least annually:

* officer and director positions in corporations, public or
    private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;
* Positions as a trustee, executor or other fiduciary;

    * Ownership interest in any broker-dealer or bank;

    * Transactions between the Covered Officer and any of the
    Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

    * Situations in which any immediate family member of the
    Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas
    Family of Funds is a director or executive officer.

    There are some conflict of interest
situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

  * the receipt of any non-nominal gifts;

  * the receipt of any entertainment from any company with
  which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;
* a direct or indirect financial interest in commissions,
  transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the
  disclosure requirements generally applicable to the Company;

    * each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

    * each Covered Officer should, to the extent appropriate
  within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and
* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable,
  upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

  * annually thereafter affirm to the Board that he has
  complied with the requirements of the Code;

  * not retaliate against any other Covered Officer or any
  employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

  * notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.
  Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O.
  Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying
this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O.
Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and
David O. Nicholas are encouraged to discuss the matter with counsel to the Fund.
However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures
in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of
  counsel will take all appropriate action to investigate any potential violations reported to him;

  * if, after such investigation, the officer making such
  investigation believes that no violation has occurred, he is not required to take any further action;

  * any matter that the officer making the investigation
  believes is a violation will be reported to the independent directors;

  * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures;
  notification to appropriate personnel of the investment adviser or its board;
  or a recommendation to dismiss the Covered Officer;

  * the independent directors will be responsible for granting waivers, as appropriate; and

  * any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics
adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.
Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than
amendments to Exhibit A, must be approved or ratified by a majority vote of the
Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or
maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas
Company.

VIII. Internal Use

    The Code is intended solely for the
internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 19, 2004

Exhibit A

Persons Covered by this Code of Ethics

       The Nicholas
      Company

       Albert O.
Nicholas

Jeffrey T. May

       Nicholas Fund,
      Inc.

       Albert O.
Nicholas

Jeffrey T. May

       Nicholas II,
      Inc.

       David O.
Nicholas

Jeffrey T. May

       Nicholas
      Limited Edition, Inc.

       David O.
Nicholas

Jeffrey T. May

       Nicholas Income
      Fund, Inc.

       David O.
Nicholas

Jeffrey T. May

       Nicholas Equity
      Income Fund, Inc.

       Albert O.
Nicholas

Jeffrey T. May

       Nicholas
      Liberty Fund

       David O.
Nicholas

Jeffrey T. May

       Nicholas Money
      Market Fund, Inc.

       Albert O.
Nicholas

Jeffrey T. May

Item 3. Audit Committee Financial
Expert.

The Fund's Board of Directors has
determined that no member of the Board of Directors is an audit committee financial expert as that term is defined for purposes of this item. The Fund's
Board of Directors routinely holds its meetings with the other six funds in the
Nicholas complex, there is substantial overlap in the boards of each of those funds, auditors for funds in the Nicholas complex make presentations jointly to the boards of the funds which they audit and three of those funds have the same auditor as the Fund. The boards of directors of five of those other funds have determined that one of their members meets the definition of an audit committee financial expert; however, that person is not a director of the Fund. The Fund believes that the joint meetings and presentations with the other funds in the
Nicholas complex and the availability and presence of the board member of other funds in the Nicholas complex who is an audit committee financial expert gives the Fund some of the benefit of having a board member who meets the definition of an audit committee financial expert. The Fund can call upon this person from time to time should circumstances warrant. The independent members of the Fund's
Board of Directors are considering the possibility of adding that person as an independent director of the Fund and adding other independent directors;
however, under present SEC rules, such additions may require that the Fund hold a meeting of the shareholders. Current SEC proposals, if adopted, may change the required percentage of independent directors for mutual funds. The Board of
Directors of the Fund believes that it is not in the best interest of the Fund to hold a shareholder meeting until after such SEC proposals are finalized, at which time the Board can more easily evaluate the resulting requirements, the methods which will then be available to satisfy those requirements and the benefit to the Fund of holding a shareholder meeting.

Item 4. Principal Accountant Fees
and Services.

(a) Audit Fees. The aggregate
fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the
"Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in
2005 and $19,000 in 2004.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the
Fund's financial statements and are not reported under paragraph (a) of this
Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2005 and $4,000 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments,
(iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax
Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were $8,400 in
2004 and $8,400 in 2003.  These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2004 and
10/31/2003.

There were no fees billed in each of the last two fiscal years for Non-Audit
Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this
Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's
Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's
Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the
Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed
Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in
securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting
Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports
filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports
filed by closed-end funds.

Item 9. Purchases of Equity
Securities by Closed-End Management Investment Companies and Affiliated
Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of
Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive
officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and
Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of
ethics, or amendments thereto, that is the subject of the disclosure required by
Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal
Executive Officer and Principal Financial Officer pursuant to Section 302 of the
Sarbannes-Oxley Act of 2002, attached hereto as part of
EX-99.CERT.

(a)(3)  Any written solicitation
to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal
Executive Officer and Principal Financial Officer pursuant to Section 906 of the
Sarbannes-Oxley Act of 2002, attached hereto as part of
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/25/2005

Pursuant to the requirements of the
Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 05/25/2005

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 05/25/2005